OTHER INFORMATION (Tables)	6 Months Ended
Jun. 30, 2023
Other Information
Disclosure number of share options

	Share options	Restricted Shares	Deferred payments right
Total Rights assigned to the beneficiaries	959,522	928,382	-
Fair value of the LTIP in USD	1,761,940	4,304,117	4,167,407
Weighted average price in USD	1.84	4.64	-
Options granted during the period	95,952	92,838	38,251
Options exercised during the period	-	-	-
Options outstanding as of June 30, 2023	95,952	92,838	38,251
Exercisable as of June 30, 2023	-	-	-

Disclosure assumptions considering

Forecast share price volatility (annualized)	50,13%
Plan duration (years)	5,00
Expected dividend yield	0,00%
Risk-free interest rate	U.S. Sovereign Bond yield